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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


                        DATE OF REPORT: SEPTEMBER 5, 2003
                        (Date of earliest event reported)


                                GLB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            OHIO                      000-24255               31-1529973
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


                     7001 CENTER STREET, MENTOR, OHIO 44060
           (Address of principal executive offices including zip code)


                                  440-974-0000
              (Registrant's telephone number, including area code)



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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Effective September 5, 2003, Jerome T. Osborne, Sr. resigned his position as a director and an officer of GLB Bancorp and its subsidiary, Great Lakes Bank. A copy of his letter of resignation addressed to the Board of Directors of GLB Bancorp is attached to this report as Exhibit 17.1 and is incorporated herein by reference. Jerome Osborne was the Chairman of the Board of GLB Bancorp.

On September 8, 2003, the Company issued a press release announcing the resignation of Jerome Osborne and summarizing the reasons for his resignation. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

        17.1 Letter of resignation, dated September 5, 2003, addressed by Jerome T. Osborne, Sr. to the Board of Directors of GLB Bancorp, Inc.

        99.1     Press Release, dated September 8, 2003, issued by GLB Bancorp,
                 Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 8, 2003             GLB BANCORP, INC.


                                       By: /s/ Richard T. Flenner, Jr.
                                           ----------------------------------
                                           Richard T. Flenner, Jr.
                                           President and Chief Executive Officer


                                       2.
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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    17.1          Letter of resignation, dated September 5, 2003, addressed by
                  Jerome T. Osborne, Sr. to the Board of Directors of GLB
                  Bancorp, Inc.

    99.1          Press Release, dated September 8, 2003, issued by GLB
                  Bancorp, Inc.